UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2019

NanoFlex Power Corporation

(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17207 N. Perimeter Dr., Suite 210

Scottsdale, AZ 85255

(Address of Principal Executive Offices)

480-585-4200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Power Up Financing

On February 21, 2019, NanoFlex Power Corporation, a Florida corporation (the “Company”) entered into a Securities Purchase Agreement (the “Power Up SPA”) with Power Up Lending Group Ltd. (“Power Up”) pursuant to which Power Up agreed to purchase a convertible promissory note (the “Power Up Note”) in the aggregate principal amount of $63,000. On February 21, 2019, the Company issued the Power Up Note. The Power Up Note entitles the holder to 12% interest per annum and matures on December 15, 2019.

Under the Power Up Note, Power Up may convert all or a portion of the outstanding principal of the Power Up Note into shares of common stock, $0.0001 par value per share (the “Common Stock”) of the Company beginning on the date which is 180 days from the issuance date of the Power Up Note, at a price equal to 61% of the average of the lowest two trading prices during the 15 trading day period ending on the last complete trading date prior to the date of conversion, provided, however, that Power Up may not convert the Power Up Note to the extent that such conversion would result in beneficial ownership by Power Up and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the Power Up Note within 30 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 110%; if such prepayment is made between the 31st day and the 60th day after the issuance of the Power Up Note, then such redemption premium is 115%; if such prepayment is made from the 61st to the 90th day after issuance, then such redemption premium is 120%; and if such prepayment is made from the 91st to the 180th day after issuance, then such redemption premium is 125%. After the 180th day following the issuance of the Power Up Note, there shall be no further right of prepayment.

In connection with the Power Up Note, the Company agreed to cause its transfer agent to reserve 17,035,659 shares of Common Stock, in the event that the Power Up Note is converted. The closing occurred on February 25, 2019, and the Company received a net amount of $53,700.

One44 Financing

On February 22, 2019, the Company entered into a Securities Purchase Agreement (the “One44 SPA”) with One44 Capital LLC (“One44”) pursuant to which One44 agreed to purchase a convertible redeemable note (the “One44 Note”) in the aggregate principal amount of $70,000. On February 22, 2019, the Company issued the One44 Note. The One44 Note entitles the holder to 12% interest per annum and matures on February 22, 2020.

Pursuant to the One44 Note, during the first six months after issuance, One44 may convert all or a portion of the outstanding principal of the One44 Note into shares of Common Stock of the Company at a fixed price equal to $0.25 per share. Thereafter, the conversion price per share shall be equal to 60% of the lowest trading price during the 20 prior trading days (including the day upon which a notice of conversion is received), provided, however, that if the Company experiences a DTC “Chill” on its shares of Common Stock, the conversion price shall be reduced to 50% while such DTC “Chill” remains in effect. One44 may not convert the One44 Note to the extent that such conversion would result in beneficial ownership by One44 and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the One44 Note within 60 days of its issuance, the Company must pay the principal at a cash redemption premium of 120%; if such prepayment is made between the 61st day and the 120th day after the issuance of the One44 Note, then such redemption premium is 130%; if such prepayment is made from the 121st to the 180th day after issuance, then such redemption premium is 140%. After the 180th day following the issuance of the One44 Note, there shall be no further right of prepayment.

In the event all or substantially all of the assets or equity of the Company is acquired by a third party, One44 may elect to either (i) have the One44 Note redeemed by the Company in cash at a premium of 150% of the principal amount of the One44 Note, plus accrued but unpaid interest or (ii) convert the One44 Note into shares of Common Stock of the Company at the applicable conversion price.

In connection with the One44 Note, the Company agreed to cause its transfer agent to reserve 11,666,000 shares of Common Stock, in the event that the One44 Note is converted. One44 has the right to periodically request that the number of shares reserved be increased to at least 400% the number of shares of Common Stock issuable upon conversion of the One44 Note. The closing occurred on February 22, 2019, and the Company received a net amount of $66,500.

Series A Preferred Stock

On February 15, 2019, the Company established a series of redeemable participating convertible preferred stock (the “Series A Preferred Stock”), par value $0.0001 per share, pursuant to a Certificate of Designation of Series A Redeemable Participating Convertible Preferred Stock (the “Certificate of Designation”), dated February 15, 2019.

Pursuant to the Certificate of Designation, the Company authorized 10,000 shares of the Series A Preferred Stock, which shall be convertible into shares of Common Stock of the Company at the option of the holders thereof at any time after the issuance of the Series A Preferred Stock, at a conversion price equal to $0.10 subject to certain anti-dilution adjustments.

So long as 50% of the Series A Preferred Stock that has been issued remains outstanding, the holders thereof will have the right to participate ratably in any offering of Common Stock of the Company or any other securities of the Company that would entitle the holder thereof to acquire Common Stock of the Company.

The foregoing summaries of the terms of the Power Up Note, the One44 Note, the Power Up SPA, the One44 SPA and the Certificate of Designation are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Power Up Note, the One44 Note, the Power Up SPA, the One44 SPA and the related agreements is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuances of the Power Up Note and the One44 Note is incorporated herein by reference. The issuances of the Power Up Note and the One44 Note were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

Item 8.01	Other Events.

As reported in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2018, the Company borrowed $53,000 from Power Up and issued to Power Up a convertible promissory note in the amount of $53,000 with a maturity date of September 15, 2019. The Company paid off the note in full on February 8, 2019, with total payments of $70,062.

As reported in the Company’s current report on Form 8-K filed with the SEC on September 17, 2018, the Company borrowed $50,000 from One44 and issued to One44 a convertible redeemable note in the amount of $50,000 with a maturity date of August 28, 2019. The Company paid off the note in full on February 20, 2019, with total payments of $74,027.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Convertible Promissory Note, dated as of February 21, 2019.
4.2	Convertible Redeemable Note, dated as of February 22, 2019.
4.3	Certificate of Designation of Series A Redeemable Participating Convertible Preferred Stock, dated as of February 15, 2019.
10.1	Securities Purchase Agreement, dated as of February 21, 2019, by and between NanoFlex Power Corporation and Power Up Lending Group Ltd.
10.2	Securities Purchase Agreement, dated as of February 22, 2019, by and between NanoFlex Power Corporation and One44 Capital LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoFlex Power Corporation

Dated: February 28, 2019	By:	/s/ Dean L. Ledger
	Name:	Dean L. Ledger
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Convertible Promissory Note, dated as of February 21, 2019.
4.2	Convertible Redeemable Note, dated as of February 22, 2019.
4.3	Certificate of Designation of Series A Redeemable Participating Convertible Preferred Stock, dated as of February 15, 2019.
10.1	Securities Purchase Agreement, dated as of February 21, 2019, by and between NanoFlex Power Corporation and Power Up Lending Group Ltd.
10.2	Securities Purchase Agreement, dated as of February 22, 2019, by and between NanoFlex Power Corporation and One44 Capital LLC.

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